                                                                    EXHIBIT 20.1

                  OLYMPIC AUTOMOBILE RECEIVABLES TRUST 1997 - A


                         MONTHLY SERVICER'S CERTIFICATE




       Accounting Date:                                         April 30, 1998
                                                            -------------------
       Determination Date:                                         May 7, 1998
                                                            -------------------
       Distribution Date:                                         May 15, 1998
                                                            -------------------
       Monthly Period Ending:                                   April 30, 1998
                                                            -------------------


       This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of March 1, 1997, among Olympic Automobile Receivables Trust, 1997-A (the "Trust"), Olympic Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

       Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


I.     Collection Account Summary

       Available Funds:
                    Payments Received                                             $20,107,259.78
                    Liquidation Proceeds (excluding Purchase Amounts)              $3,358,340.02
                    Current Monthly Advances                                          267,857.67
                    Amount of withdrawal, if any, from the Reserve Account                 $0.00
                    Monthly Advance Recoveries                                       (302,347.43)
                    Purchase Amounts-Warranty and Administrative Receivables               $0.00
                    Purchase Amounts - Liquidated Receivables                              $0.00
                    Income from investment of funds in Trust Accounts                 $99,038.66
                                                                                -----------------
       Total Available Funds                                                                                        $23,530,148.70
                                                                                                                 ==================

       Amounts Payable on Distribution Date:
                    Reimbursement of Monthly Advances                                      $0.00
                    Backup Servicer Fee                                                    $0.00
                    Basic Servicing Fee                                              $458,301.05
                    Trustee and other fees                                                 $0.00
                    Class A-1  Interest Distributable Amount                               $0.00
                    Class A-2  Interest Distributable Amount                         $565,410.72
                    Class A-3  Interest Distributable Amount                         $688,906.67
                    Class A-4  Interest Distributable Amount                         $912,759.38
                    Class A-5  Interest Distributable Amount                         $471,296.67
                    Noteholders' Principal Distributable Amount                   $17,065,512.93
                    Certificate Holders Interest Distributable Amount                $340,906.27
                    Certificate Holders Principal Distributable Amount             $2,149,308.93
                    Amounts owing and not paid to Security Insurer under
                                      Insurance Agreement                                  $0.00
                    Supplemental Servicing Fees (not otherwise paid to Servicer)           $0.00
                    Spread Account Deposit                                           $877,746.09
                                                                                -----------------
       Total Amounts Payable on Distribution Date                                                                   $23,530,148.70
                                                                                                                 ==================


                                Page 1 (1997-A)

II.    Available Funds

       Collected Funds (see V)
                                 Payments Received                                $20,107,259.78
                                 Liquidation Proceeds (excluding
                                   Purchase Amounts)                               $3,358,340.02                    $23,465,599.80
                                                                                -----------------

       Purchase Amounts                                                                                                      $0.00

       Monthly Advances
                                 Monthly Advances - current Monthly Period
                                   (net)                                             ($34,489.76)
                                 Monthly Advances - Outstanding Monthly
                                   Advances not otherwise reimbursed to
                                   the Servicer                                            $0.00                       ($34,489.76)
                                                                                -----------------
       Income from investment of funds in Trust Accounts                                                                $99,038.66
                                                                                                                 ------------------

       Available Funds                                                                                              $23,530,148.70
                                                                                                                 ==================

 III.  Amounts Payable on Distribution Date

       (i)(a)       Taxes due and unpaid with respect to the Trust
                    (not otherwise paid by OFL or the Servicer)                                                              $0.00

       (i)(b)       Outstanding Monthly Advances (not otherwise reimbursed
                    to Servicer and to be reimbursed on the Distribution Date)                                               $0.00

       (i)(c)       Insurance Add-On Amounts (not otherwise reimbursed to
                    Servicer)                                                                                                $0.00

       (ii)         Accrued and unpaid fees (not otherwise paid by OFL or the
                    Servicer):
                                  Owner Trustee                                            $0.00
                                  Administrator                                            $0.00
                                  Indenture Trustee                                        $0.00
                                  Indenture Collateral Agent                               $0.00
                                  Lockbox Bank                                             $0.00
                                  Custodian                                                $0.00
                                  Backup Servicer                                          $0.00
                                  Collateral Agent                                         $0.00                             $0.00
                                                                                -----------------

       (iii)(a)     Basic Servicing Fee (not otherwise paid to Servicer)                                               $458,301.05

       (iii)(b)     Supplemental Servicing Fees (not otherwise paid to Servicer)                                             $0.00

       (iii)(c)     Servicer reimbursements for mistaken deposits or postings
                    of checks returned for insufficient funds (not otherwise
                    reimbursed to Servicer)                                                                                  $0.00

       (iv)         Class A-1 Interest Distributable Amount                                                                  $0.00
                    Class A-2 Interest Distributable Amount                                                            $565,410.72
                    Class A-3 Interest Distributable Amount                                                            $688,906.67
                    Class A-4 Interest Distributable Amount                                                            $912,759.38
                    Class A-5 Interest Distributable Amount                                                            $471,296.67

       (v)          Noteholders' Principal Distributable Amount
                                  Payable to Class A-1 Noteholders                                                           $0.00
                                  Payable to Class A-2 Noteholders                                                  $17,065,512.93
                                  Payable to Class A-3 Noteholders                                                           $0.00
                                  Payable to Class A-4 Noteholders                                                           $0.00
                                  Payable to Class A-5 Noteholders                                                           $0.00

       (vi)         Certificate Holders Interest Distributable Amount                                                  $340,906.27

       (vii)        Unpaid principal balance of the Class A-1 Notes after
                    deposit to the Note Distribution Account of any funds in the
                    Class A-1 Holdback Subaccount (applies only on the Class
                    A-1 Final Scheduled Distribution Date)                                                                   $0.00

       (viii)       Certificate Principal Distributable Amount                                                       $2,149,308.93

       (ix)         Amounts owing and not paid to Security Insurer under
                    Insurance Agreement                                                                                      $0.00
                                                                                                                 ------------------

                    Total amounts payable on Distribution Date                                                      $22,652,402.61
                                                                                                                 ==================

                                 Page 2 (1997-A)

IV.    Calculation of Credit Enhancement Fee ("Spread Account Deposit");
       withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
       Account Shortfall and Class A-1 Maturity Shortfall

       Spread Account deposit:

              Amount of excess, if any, of Available Funds over total amounts payable (or amount of such excess up to the Spread Account Maximum
              Amount)                                                                                                  $877,746.09

       Reserve Account Withdrawal on any Determination Date:

              Amount of excess, if any, of total amounts payable over Available
              Funds (excluding amounts payable under item (vii) of Section III)                                              $0.00

              Amount available for withdrawal from the Reserve Account
              (excluding the Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount (amount on deposit in the Reserve
              Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect of transfers of
              Subsequent Receivables)                                                                                        $0.00

              (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

              Amount of withdrawal, if any, from the Reserve Account                                                         $0.00

       Reserve Account Withdrawal on Determination Date for Class A-1 Final
       Scheduled Distribution Date:

              Amount by which (a) the remaining principal balance of the Class
              A-1 Notes exceeds (b) Available Funds after payment of amounts set
              forth in item (v) of Section III                                                                               $0.00

              Amount available in the Class A-1 Holdback Subaccount                                                          $0.00

              (The amount by which the remaining principal balance of the Class
              A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1
              Holdback Subaccount, and deposited in the Note Distribution
              Account for payment to the Class A-1 Noteholders)

              Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                           $0.00

       Deficiency Claim Amount:

              Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1
              Holdback Subaccount and Available Funds                                                                        $0.00

              (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items
              (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

       Pre-Funding Account Shortfall:

              Amount of excess, if any, on the Distribution Date on or
              immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2 Prepayment
              Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment
              Amount, and the Class A-5 Prepayment Amount over (b) the amount on
              deposit in the Pre-Funding Account                                                                             $0.00

       Class A-1 Maturity Shortfall:

              Amount of excess, if any, on the Class A-1 Final Scheduled
              Distribution Date, of (a) the unpaid principal balance of the
              Class A-1 Notes over (b) the sum of the amounts deposited in the
              Note Distribution Account under item (v) and (vii) of Section III or pursuant to a withdrawal from the Class A-1 Holdback
              Subaccount.                                                                                                    $0.00

       (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or
       Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the
       Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class
       A-1 Maturity Shortfall.)

                                 Page 3 (1997-A)

V.     Collected Funds

       Payments Received:
                       Supplemental Servicing Fees                                             $0.00
                       Amount allocable to interest                                    $6,440,312.41
                       Amount allocable to principal                                   13,666,947.37
                       Amount allocable to Insurance Add-On Amounts                            $0.00
                       Amount allocable to Outstanding Monthly Advances
                          (reimbursed to the Servicer prior to deposit
                          in the Collection Account)                                           $0.00
                                                                                    -----------------

       Total Payments Received                                                                                     $20,107,259.78

       Liquidation Proceeds:
                       Gross amount realized with respect to Liquidated
                       Receivables                                                      3,661,906.94

                       Less: (i) reasonable expenses incurred by Servicer
                          in connection with the collection of such
                          Liquidated Receivables and the repossession and
                          disposition of the related Financed Vehicles and
                          (ii) amounts required to be refunded to Obligors
                          on such Liquidated Receivables                                 (303,566.92)
                                                                                    -----------------

       Net Liquidation Proceeds                                                                                     $3,358,340.02

       Allocation of Liquidation Proceeds:
                          Supplemental Servicing Fees                                          $0.00
                          Amount allocable to interest                                         $0.00
                          Amount allocable to principal                                        $0.00
                          Amount allocable to Insurance Add-On Amounts                         $0.00
                          Amount allocable to Outstanding Monthly Advances
                           (reimbursed to the Servicer prior to deposit in the
                           Collection Account)                                                 $0.00                        $0.00
                                                                                    -----------------        ---------------------
       Total Collected Funds                                                                                       $23,465,599.80
                                                                                                             =====================

 VI.   Purchase Amounts Deposited in Collection Account

       Purchase Amounts - Warranty Receivables                                                                              $0.00
                          Amount allocable to interest                                         $0.00
                          Amount allocable to principal                                        $0.00
                          Amount allocable to Outstanding Monthly Advances
                           (reimbursed to the Servicer prior to deposit in
                           the Collection Account)                                             $0.00

       Purchase Amounts - Administrative Receivables                                                                        $0.00
                          Amount allocable to interest                                         $0.00
                          Amount allocable to principal                                        $0.00
                          Amount allocable to Outstanding Monthly Advances
                           (reimbursed to the Servicer prior to deposit
                           in the Collection Account)                                          $0.00
                                                                                    -----------------

       Total Purchase Amounts                                                                                               $0.00
                                                                                                             =====================

 VII.  Reimbursement of Outstanding Monthly Advances

       Outstanding Monthly Advances                                                                                   $694,031.00

       Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                          Payments received from Obligors                               ($302,347.43)
                          Liquidation Proceeds                                                 $0.00
                          Purchase Amounts - Warranty Receivables                              $0.00
                          Purchase Amounts - Administrative Receivables                        $0.00
                                                                                    -----------------

       Outstanding Monthly Advances to be netted against Monthly
          Advances for the current Monthly Period                                                                    ($302,347.43)

       Outstanding Monthly Advances to be reimbursed out of
          Available Funds on the Distribution Date                                                                   ($302,347.43)

       Remaining Outstanding Monthly Advances                                                                         $391,683.57

       Monthly Advances - current Monthly Period                                                                      $267,857.67
                                                                                                             ---------------------

       Outstanding Monthly Advances - immediately following the Distribution Date                                     $659,541.24
                                                                                                             =====================

                                 Page 4 (1997-A)

 VIII. Calculation of Interest and Principal Payments

       A. Calculation of Principal Distribution Amount

              Payments received allocable to principal                                                              $13,666,947.37
              Aggregate of Principal Balances as of the Accounting Date of all
                 Receivables that became Liquidated Receivables
                 during the Monthly Period                                                                           $5,547,874.49
              Purchase Amounts - Warranty Receivables allocable to principal                                                 $0.00
              Purchase Amounts - Administrative Receivables allocable to principal                                           $0.00
              Amounts withdrawn from the Pre-Funding Account                                                                 $0.00
              Cram Down Losses                                                                                               $0.00
                                                                                                                  -----------------

              Principal Distribution Amount                                                                         $19,214,821.86
                                                                                                                  =================

       B. Calculation of Class A-1 Interest Distributable Amount

              Class A-1 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                 of principal to Class A-1 Noteholders on such Distribution Date)                 $0.00

              Multiplied by the Class A-1 Interest Rate                                           5.500%

              Multiplied by actual days in the period or in the case of the
              first Distribution Date, by 25/360                                             0.08611111                      $0.00
                                                                                       -----------------
              Plus any unpaid Class A-1 Interest Carryover Shortfall                                                         $0.00
                                                                                                                  -----------------

              Class A-1 Interest Distributable Amount                                                                        $0.00
                                                                                                                  =================

       C. Calculation of Class A-2 Interest Distributable Amount

              Class A-2 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions of principal to Class A-2 Noteholders on such Distribution
                 Date)                                                                  $110,774,345.69

              Multiplied by the Class A-2 Interest Rate                                           6.125%

              Multiplied by 1/12 or in the case of the first Distribution
              Date, by 25/360                                                                0.08333333                $565,410.72
                                                                                       -----------------

              Plus any unpaid Class A-2 Interest Carryover Shortfall                                                         $0.00
                                                                                                                  -----------------

              Class A-2 Interest Distributable Amount                                                                  $565,410.72
                                                                                                                  =================

       D. Calculation of Class A-3 Interest Distributable Amount

              Class A-3 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after
                 distributions of principal to Class A-3 Noteholders
                 on such Distribution Date)                                             $129,170,000.00

              Multiplied by the Class A-3 Interest Rate                                           6.400%

              Multiplied by 1/12 or in the case of the first Distribution
              Date, by 25/360                                                                0.08333333                $688,906.67
                                                                                       -----------------

              Plus any unpaid Class A-3 Interest Carryover Shortfall                                                         $0.00
                                                                                                                  -----------------

              Class A-3 Interest Distributable Amount                                                                  $688,906.67
                                                                                                                  =================

       E. Calculation of Class A-4 Interest Distributable Amount

              Class A-4 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after
                 distributions of principal to Class A-4 Noteholders on
                 such Distribution Date)                                                $165,330,000.00

              Multiplied by the Class A-4 Interest Rate                                           6.625%

              Multiplied by 1/12 or in the case of the first
              Distribution Date, by 25/360                                                   0.08333333                $912,759.38
                                                                                       -----------------

              Plus any unpaid Class A-4 Interest Carryover Shortfall                                                         $0.00
                                                                                                                  -----------------

              Class A-4 Interest Distributable Amount                                                                  $912,759.38
                                                                                                                  =================


                                 Page 5 (1997-A)

F.  Calculation of Class A-5 Interest Distributable Amount

       Class A-5 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-5 Noteholders on such Distribution Date)                    $83,170,000.00

       Multiplied by the Class A-5 Interest Rate                                                       6.800%

       Multiplied by 1/12 or in the case of the first Distribution
       Date, by 25/360                                                                            0.08333333           $471,296.67
                                                                                            -----------------

       Plus any unpaid Class A-5 Interest Carryover Shortfall                                                                $0.00
                                                                                                                 -----------------

       Class A-5 Interest Distributable Amount                                                                         $471,296.67
                                                                                                                 ==================

H.  Calculation of Noteholders' Interest Distributable Amount

       Class A-1 Interest Distributable Amount                                                         $0.00
       Class A-2 Interest Distributable Amount                                                   $565,410.72
       Class A-3 Interest Distributable Amount                                                   $688,906.67
       Class A-4 Interest Distributable Amount                                                   $912,759.38
       Class A-5 Interest Distributable Amount                                                   $471,296.67

       Noteholders' Interest Distributable Amount                                                                    $2,638,373.43
                                                                                                                 ==================

I.  Calculation of Noteholders' Principal Distributable Amount:

       Noteholders' Monthly Principal Distributable Amount:

       Principal Distribution Amount                                                          $19,214,821.86

       Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero,
         100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, the initial principal balance of the Class A-2 Notes over the Aggregate Principal
         Balance (plus any funds remaining on deposit in the Pre-Funding
         Account) as of the Accounting Date for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the
         Determination Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting
         Date for the preceding Distribution Date)                                                     88.81%       $17,065,512.93
                                                                                            -----------------


       Unpaid Noteholders' Principal Carryover Shortfall                                                                     $0.00
                                                                                                                 ------------------

       Noteholders' Principal Distributable Amount                                                                  $17,065,512.93
                                                                                                                 ==================

J.  Application of Noteholders' Principal Distribution Amount:

       Amount of Noteholders' Principal Distributable Amount payable to Class
       A-1 Notes (equal to entire Noteholders' Principal Distributable Amount
       until the principal balance of the Class A-1 Notes is reduced to zero)                                                $0.00
                                                                                                                 ==================

       Amount of Noteholders' Principal Distributable Amount payable to Class
       A-2 Notes (no portion of the Noteholders' Principal Distributable Amount is payable to the Class A-2 Notes until the principal balance of the
       Class A-1 Notes has been reduced to zero; thereafter, equal to the
       entire Noteholders' Principal Distributable Amount)                                                          $17,065,512.93
                                                                                                                 ==================

                                 Page 6 (1997-A)

K.  Calculation of Certificate Holders Interest Distributable Amount

       Certificate Holders Monthly Interest Distributable Amount:

       Certificate Balance (as of the close of business
          on the preceding Distribution Date)                                                 $61,516,920.10

       Multiplied by the Certificate Pass-Through Rate                                                 6.650%

       Multiplied by 1/12 or in the case of the first Distribution  Date, by 25/360               0.08333333           $340,906.27
                                                                                            -----------------

       Plus any unpaid Certificate Interest Carryover Shortfall                                                              $0.00
                                                                                                                  -----------------

       Certificate Holders Interest Distributable Amount                                                               $340,906.27
                                                                                                                  =================
L.  Calculation of Certificate Principal Distributable Amount:

       Certificate Holders Monthly Principal Distributable Amount:

       Principal Distribution Amount                                                         $19,214,821.86

       Multiplied by Certificateholders' Percentage ((i) for each Distribution
          Date before the principal balance of the Class A-1 Notes is reduced to zero, 0%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 0% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount,
          100% minus the Noteholders' Percentage (computed after giving effect to the retirement of the Class A-1 Notes) and (iii) for each
          Distribution Date thereafter, 100% minus Noteholders' Percentage)                           11.19%         $2,149,308.93
                                                                                            ----------------
       Unpaid Certificate Holders Principal Carryover Shortfall                                                              $0.00
                                                                                                                  -----------------

       Certificate Holders Principal Distributable Amount                                                            $2,149,308.93
                                                                                                                  =================

 IX.   Pre-Funding Account

       A.  Withdrawals from Pre-Funding Account:

       Amount on deposit in the Pre-Funding Account as of the preceding
          Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
                                                                                                                             $0.00
                                                                                                                  -----------------
                                                                                                                             $0.00
                                                                                                                  =================

       Less: withdrawals from the Pre-Funding Account in respect of transfers of
          Subsequent Receivables to the Trust occurring on a Subsequent Transfer
          Date (an amount equal to (a) $0 (the aggregate Principal Balance of
          Subsequent Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded
          Amount after giving effect to transfer of
          Subsequent Receivables over (ii) $0))                                                                              $0.00

       Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has been reduced to $100,000 or less as of the Distribution Date
          (see B below)                                                                                                      $0.00
                                                                                                                  -----------------

       Amount remaining on deposit in the Pre-Funding Account after
          Distribution Date
                    Pre-Funded Amount                                                      $0.00
                                                                                -----------------
                                                                                                                             $0.00
                                                                                                                  =================


                                 Page 7 (1997-A)

 IX.   Pre-Funding Account (cont.)

       B. Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

       Amount withdrawn from the Pre-Funding Account as a result of the
          Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period (May 1997
          Distribution Date) or the Pre-Funded Amount being reduced
          to $100,000 or less on any Distribution Date                                                                       $0.00

       Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the
          Pre-Funded Amount as of the Distribution Date)                                                                     $0.00

       Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the
          Pre-Funded Amount as of the Distribution Date)                                                                     $0.00

       Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the
          Pre-Funded Amount as of the Distribution Date)                                                                     $0.00

       Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the
          Pre-Funded Amount as of the Distribution Date)                                                                     $0.00

       Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the
          Pre-Funded Amount as of the Distribution Date)                                                                     $0.00

       Certificate Prepayment Amount (equal to the Certificateholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the
          Pre-Funded Amount as of the Distribution Date)                                                                     $0.00

       C.  Prepayment Premiums:

       Class A-1 Prepayment Premium                                                                                           $0.00
       Class A-2 Prepayment Premium                                                                                           $0.00
       Class A-3 Prepayment Premium                                                                                           $0.00
       Class A-4 Prepayment Premium                                                                                           $0.00
       Class A-5 Prepayment Premium                                                                                           $0.00

       Certificate Prepayment Premium                                                                                         $0.00


                                Page 8 (1997-A)

  X.   Reserve Account

       Requisite Reserve Amount:

       Portion of Requisite Reserve Amount calculated with respect to Class A-1
          Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5
          Notes, and Certificates:

                    Product of (x) 6.34% (weighted average interest of Class A-1 Interest Rate,
                    Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate,
                    Class A-5 Interest Rate and Certificate Interest Rate (based on the outstanding
                    Class A-1, Class A-2 Class A-3, Class A-4, and Class A-5 principal balance and the Certificate Balance), divided by 360, (y) $0.00 (the Pre-Funded Amount on such Distribution Date) and (z) 0 (the number of days until the May 1997
                    Distribution Date))                                                                                      $0.00

                    Less the product of (x) 2.5% divided by 360, (y) $0.00 (the Pre-Funded Amount on such
                    Distribution Date) and (z) 0 (the number of days until the April 1997 Distribution Date)                ($0.00)
                                                                                                                  -----------------


       Requisite Reserve Amount                                                                                             ($0.00)
                                                                                                                  =================

       Amount on deposit in the Reserve Account (other than the Class A-1
          Holdback Subaccount) as of the preceding Distribution Date or, in the
          case of the first Distribution Date, as of the Closing Date                                                        $0.00

       Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1 Holdback
          Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding
          Account in respect of transfers of Subsequent Receivables)                                                         $0.00

       Less: the excess, if any, of the amount on deposit in the Reserve Account
          (other than the Class A-1 Holdback Subaccount) over the Requisite
          Reserve Amount (and amount withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee to or upon the order of the General Partners from amounts withdrawn from the
          Pre-Funding Account in respect of transfers of Subsequent Receivables)                                            ($0.00)

       Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback Subaccount)
          to cover the excess, if any, of total amount payable over Available Funds (see IV above)                           $0.00
                                                                                                                  -----------------

       Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
          Subaccount) after the Distribution Date                                                                           ($0.00)
                                                                                                                  =================

 XI.   Class A-1 Holdback Subaccount:

       Class A-1 Holdback Amount:

       Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as applicable,                       $0.00

       Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the
          Original Pool Balance after giving effect to the transfer of
          Subsequent Receivables on the Distribution Date or on a Subsequent
          Transfer Date preceding the Distribution Date))                                                                    $0.00

       Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover
          a Class A-1 Maturity Shortfall (see IV above)                                                                      $0.00

       Less withdrawal, if any, of amount remaining in the Class A-1 Holdback
          Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of withdrawal to be released
          by the Indenture Trustee to the General Partners)                                                                  $0.00
                                                                                                                  -----------------

       Class A-1 Holdback Subaccount immediately following the Distribution Date                                             $0.00
                                                                                                                  =================

                                Page 9 (1997-A)


 XII.  Calculation of Servicing Fees

       Aggregate Principal Balance as of the first
          day of the Monthly Period                                        $549,961,265.80
       Multiplied by Basic Servicing Fee Rate                                         1.00%
       Multiplied by Months per year                                              0.083333%
                                                                        -------------------

       Basic Servicing Fee                                                                          $458,301.05

       Less: Backup Servicer Fees (annual rate of 1 bp)                                                   $0.00

       Supplemental Servicing Fees                                                                        $0.00
                                                                                               -----------------

       Total of Basic Servicing Fees and Supplemental Servicing Fees                                                   $458,301.05
                                                                                                                   ================

XIII.  Information for Preparation of Statements to Noteholders

       a.  Aggregate principal balance of the Notes as of first day of Monthly Period
                             Class A-1 Notes                                                                                 $0.00
                             Class A-2 Notes                                                                       $110,774,345.69
                             Class A-3 Notes                                                                       $129,170,000.00
                             Class A-4 Notes                                                                       $165,330,000.00
                             Class A-5 Notes                                                                        $83,170,000.00

       b.  Amount distributed to Noteholders allocable to principal
                             Class A-1 Notes                                                                                 $0.00
                             Class A-2 Notes                                                                        $17,065,512.93
                             Class A-3 Notes                                                                                 $0.00
                             Class A-4 Notes                                                                                 $0.00
                             Class A-5 Notes                                                                                 $0.00

       c.  Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                             Class A-1 Notes                                                                                 $0.00
                             Class A-2 Notes                                                                        $93,708,832.76
                             Class A-3 Notes                                                                       $129,170,000.00
                             Class A-4 Notes                                                                       $165,330,000.00
                             Class A-5 Notes                                                                        $83,170,000.00

       d.  Interest distributed to Noteholders
                             Class A-1 Notes                                                                                 $0.00
                             Class A-2 Notes                                                                           $565,410.72
                             Class A-3 Notes                                                                           $688,906.67
                             Class A-4 Notes                                                                           $912,759.38
                             Class A-5 Notes                                                                           $471,296.67

       e.  Remaining Certificate Balance                                                                            $59,367,611.17

       f.  1.  Class A-1 Interest Carryover Shortfall, if any (and change in amount
               from preceding statement)                                                                                     $0.00
           2.  Class A-2 Interest Carryover Shortfall, if any (and change in amount
               from preceding statement)                                                                                     $0.00
           3.  Class A-3 Interest Carryover Shortfall, if any (and change in amount
               from preceding statement)                                                                                     $0.00
           4.  Class A-4 Interest Carryover Shortfall, if any (and change in amount
               from preceding statement)                                                                                     $0.00
           5.  Class A-5 Interest Carryover Shortfall, if any (and change in amount
               from preceding statement)                                                                                     $0.00
           7.  Certificate Interest Carryover Shortfall, if any (and change in amount
               from preceding statement)                                                                                     $0.00
           8.  Certificate Principal Carryover Shortfall, if any (and change in amount
               from preceding statement)                                                                                     $0.00


                                Page 10 (1997-A)

 XIV.  Information for Preparation of Statements to Noteholders (continued)
       g.  Amount distributed payable out of amounts withdrawn from or pursuant to:
           1.  Reserve Account                                                                 $0.00
           2.  Spread Account Class A-1 Holdback Subaccount                                    $0.00
           3.  Claim on the Note Policy                                                        $0.00

       h.  Remaining Pre-Funded Amount                                                                                     $0.00

       i.  Remaining Reserve Amount                                                                                       ($0.00)

       j.  Amount on deposit on Class A-1 Holdback Subaccount                                                              $0.00

       k.  Prepayment amounts
                             Class A-1 Prepayment Amount                                                                   $0.00
                             Class A-2 Prepayment Amount                                                                   $0.00
                             Class A-3 Prepayment Amount                                                                   $0.00
                             Class A-4 Prepayment Amount                                                                   $0.00
                             Class A-5 Prepayment Amount                                                                   $0.00

       l.   Prepayment Premiums
                             Class A-1 Prepayment Premium                                                                  $0.00
                             Class A-2 Prepayment Premium                                                                  $0.00
                             Class A-3 Prepayment Premium                                                                  $0.00
                             Class A-4 Prepayment Premium                                                                  $0.00
                             Class A-5 Prepayment Premium                                                                  $0.00

       m.  Total of Basic Servicing Fee, Supplemental Servicing
                   Fees and other fees, if any, paid by the Trustee
                   on behalf of the Trust                                                                            $458,301.05

       n.  Note Pool Factors (after giving effect to distributions on the
              Distribution Date)
                             Class A-1 Notes                                                                          0.00000000
                             Class A-2 Notes                                                                          0.39426470
                             Class A-3 Notes                                                                          1.00000000
                             Class A-4 Notes                                                                          1.00000000
                             Class A-5 Notes                                                                          1.00000000

 XV.   Information for Preparation of Statements to Certificateholders
       a.      Aggregate Certificate Balance as of first day of Monthly Period                                    $61,516,920.10

       b.      Amount distributed to Certificateholders allocable to principal                                     $2,149,308.93

       c.      Aggregate  Certificate Balance (after giving effect to
                  distributions on the Distribution Date)                                                          59,367,611.17

       d.      Interest distributed to  Certificateholders                                                           $340,906.27

       e.      Remaining  Certificate Balance                                                                     $59,367,611.17

       f.      Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                             Class A-1 Notes                                                                               $0.00
                             Class A-2 Notes                                                                      $93,708,832.76
                             Class A-3 Notes                                                                     $129,170,000.00
                             Class A-4 Notes                                                                     $165,330,000.00
                             Class A-5 Notes                                                                      $83,170,000.00

       g.      1.  Class A-1 Interest Carryover Shortfall, if any,
                   (and change in amount from preceding statement)                                                         $0.00
               2.  Class A-2 Interest Carryover Shortfall, if any,
                   (and change in amount from preceding statement)                                                         $0.00
               3.  Class A-3 Interest Carryover Shortfall, if any,
                   (and change in amount from preceding statement)                                                         $0.00
               4.  Class A-4 Interest Carryover Shortfall, if any,
                   (and change in amount from preceding statement)                                                         $0.00
               5.  Class A-5 Interest Carryover Shortfall, if any,
                   (and change in amount from preceding statement)                                                         $0.00
               7.  Certificate Interest Carryover Shortfall, if any,
                   (and change in amount from preceding statement)                                                          $0.00
               8.  Certificate Principal Carryover Shortfall, if any,
                   (and change in amount from preceding statement)                                                          $0.00

       h.      Amount distributed payable out of amounts withdrawn from or pursuant to:
               1.  Reserve Account                                                             $0.00
               2.  Spread Account                                                              $0.00
               3.  Claim on the Certificate Policy                                             $0.00

       i.      Remaining Pre-Funded Amount                                                                                  $0.00

       j.      Remaining Reserve Amount                                                                                    ($0.00)

       k.      Certificate Prepayment Amount                                                                                $0.00

       l.      Certificate Prepayment Premium                                                                               $0.00

       m.      Total of Basic Servicing Fee, Supplemental Servicing
                   Fees and other fees, if any, paid by the Trustee
                   on behalf of the Trust                                                                             $458,301.05

       n.      Certificate Pool Factor (after giving effect to
               distributions on the Distribution Date)                                                                 0.76603369




                                    Page 11 (1997-A)

 XVI.  Pool Balance and Aggregate Principal Balance

                    Original Pool Balance at beginning of Monthly Period                                         $774,999,994.84
                    Subsequent Receivables                                                                                 $0.00
                                                                                                              -------------------
                    Original Pool Balance at end of Monthly Period                                               $774,999,994.84
                                                                                                              ===================

                    Aggregate Principal Balance as of preceding Accounting Date                                   549,961,265.80
                    Aggregate Principal Balance as of current Accounting Date                                    $530,746,443.94



       Monthly Period Liquidated Receivables                                    Monthly Period Administrative Receivables

                                 Loan #                Amount                           Loan #         Amount
                                 ------                ------                           ------         ------
                   see attached listing            5,547,874.49           see attached listing              --
                                                          $0.00                                          $0.00
                                                          $0.00                                          $0.00
                                                          $0.00                                          $0.00
                                               -----------------                                       --------
                                                  $5,547,874.49                                          $0.00
                                               =================                                       ========


XVIII. Delinquency Ratio

       Sum of Principal Balances (as of the Accounting Date) of all
          Receivables delinquent more than 30 days with respect to all or
          any portion of a Scheduled Payment as of the Accounting Date             31,449,233.32

       Aggregate Principal Balance as of the Accounting Date                     $530,746,443.94
                                                                             --------------------

       Delinquency Ratio                                                                                             5.92547226%
                                                                                                              ==================




       IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                               ARCADIA FINANCIAL LTD.

                               By:
                                    ---------------------------------------
                               Name:  Scott R. Fjellman
                                      -------------------------------------
                               Title: Vice President / Securitization
                                      -------------------------------------



                                Page 12 (1997-A)

                 OLYMPIC AUTOMOBILE RECEIVABLES TRUST 1997 - A

                            PERFORMANCE INFORMATION

                     FOR THE MONTHLY PERIOD APRIL 30, 1998

  I.   ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                     $775,000,000.00

                    AGE OF POOL (IN MONTHS)                                              14

 II.   Delinquency Ratio

       Sum of Principal Balances (as of the Accounting Date) of all
          Receivables delinquent more than 30 days with respect to all
          or any portion of a Scheduled Payment as of the Accounting Date                         $31,449,233.32

       Aggregate Principal Balance as of the Accounting Date                                     $530,746,443.94
                                                                                              -------------------

       Delinquency Ratio                                                                                                5.92547226%
                                                                                                                   ================


 III.  Average Delinquency Ratio

       Delinquency ratio - current Determination Date                                                 5.92547226%

       Delinquency ratio - preceding Determination Date                                               5.71296746%

       Delinquency ratio - second preceding Determination Date                                        6.22047972%
                                                                                              -------------------


       Average Delinquency Ratio                                                                                        5.95297315%
                                                                                                                   ================


 IV.   Default Rate

       Cumulative balance of defaults as of the preceding Accounting Date                                           $39,335,559.11

               Add:    Sum of Principal Balances (as of the Accounting Date) of
                       Receivables that became Liquidated Receivables during the
                       Monthly Period or that became Purchased Receivables
                       during Monthly Period (if delinquent more than 30 days
                       with respect to any portion of a Scheduled
                       Payment at time of purchase)                                                                  $5,547,874.49
                                                                                                                   ----------------

       Cumulative balance of defaults as of the current Accounting Date                                             $44,883,433.60

                       Sum of Principal Balances (as of the Accounting Date)
                          of 90+ day delinquencies                                                  8,058,574.02

                                      Percentage of 90+ day delinquencies
                                         applied to defaults                                              100.00%    $8,058,574.02
                                                                                              -------------------  ----------------

       Cumulative balance of defaults and 90+ day delinquencies as of
           the current Accounting Date                                                                              $52,942,007.62
                                                                                                                   ================


  V.   Cumulative Default Rate as a % of Original Principal Balance

       Cumulative Default Rate - current Determination Date                                                  6.8312268%

       Cumulative Default Rate - preceding Determination Date                                                6.1395767%

       Cumulative Default Rate - second preceding Determination Date                                         5.5471417%


                                Page 1 (1997-A)

 VI.   Net Loss Rate

       Cumulative net losses as of the preceding Accounting Date                                                    $21,845,343.05

               Add:    Aggregate of Principal Balances as of the Accounting Date
                       (plus accrued and unpaid interest thereon to the end of
                       the Monthly Period) of all Receivables that became
                       Liquidated Receivables or that became Purchased
                       Receivables and that were delinquent more than 30 days
                       with respect to any portion of a Scheduled Payment as of
                       the Accounting Date                                                  $5,547,874.49
                                                                                         -----------------

                    Liquidation Proceeds received by the Trust                             ($3,358,340.02)           $2,189,534.47
                                                                                         -----------------     --------------------

       Cumulative net losses as of the current Accounting Date                                                      $24,034,877.52

                    Sum of Principal Balances (as of the Accounting Date)
                       of 90+ day delinquencies                                             $8,058,574.02

                                      Percentage of 90+ day delinquencies
                                           applied to losses                                        40.00%           $3,223,429.61
                                                                                         -----------------     --------------------

       Cumulative net losses and 90+ day delinquencies as of the current
                    Accounting Date                                                                                 $27,258,307.13
                                                                                                               ====================




 VII.  Cumulative Net Loss Rate as a % of Original Principal Balance

       Cumulative Net Loss Rate - current Determination Date                                                             3.5172009%

       Cumulative Net Loss Rate - preceding Determination Date                                                           3.2443622%

       Cumulative Net Loss Rate - second preceding Determination Date                                                    2.9600794%



VIII.  Classic/Premier Loan Detail
                                                                Classic            Premier              Total
                                                                -------            -------              -----
       Aggregate Loan Balance, Beginning                    $ 276,617,029.76    $273,344,236.04     $549,961,265.80
         Subsequent deliveries of Receivables                           0.00               0.00                0.00
         Prepayments                                           (2,477,737.86)     (3,617,188.88)      (6,094,926.74)
         Normal loan payments                                  (3,293,233.91)     (4,278,786.72)      (7,572,020.63)
         Defaulted Receivables                                 (3,285,655.62)     (2,262,218.87)      (5,547,874.49)
         Administrative and Warranty Receivables                        0.00               0.00                0.00
                                                           ------------------ ------------------  ------------------
       Aggregate Loan Balance, Ending                        $267,560,402.37    $263,186,041.57     $530,746,443.94
                                                           ================== ==================  ==================

       Delinquencies                                           20,086,680.03      11,362,553.29      $31,449,233.32
       Recoveries                                              $1,879,662.15      $1,478,677.87       $3,358,340.02
       Net Losses                                               1,405,993.47         783,541.00       $2,189,534.47

VIII.  Other  Information  Provided  to  FSA

            A.      Credit Enhancement Fee information:

                    Aggregate Principal Balance as of the Accounting Date                 $530,746,443.94
                    Multiplied by: Credit Enhancement Fee (19 bp's) * (30/360)                     0.0158%
                                                                                       -------------------
                                      Amount due for current period                                                  $84,034.85
                                                                                                              ==================


            B.      Dollar amount of loans that prepaid during the Monthly Period                                 $6,094,926.74
                                                                                                              ==================

                    Percentage of loans that prepaid during the Monthly Period                                       1.14836883%
                                                                                                              ==================


                                 Page 2 (1997-A)

       Spread Account Information                                                                $                    %

       Beginning Balance                                                                   $38,497,288.61         7.25342375%

       Deposit to the Spread Account                                                          $877,746.09         0.16537955%
       Spread Account Additional Deposit                                                            $0.00         0.00000000%
       Withdrawal from the Spread Account                                                  ($9,000,000.00)       -1.69572497%
       Disbursements of Excess                                                             ($2,407,850.82)       -0.45367253%
       Interest earnings on Spread Account                                                    $185,067.20         0.03486923%
                                                                                         -----------------   ----------------

       Sub-Total                                                                           $28,152,251.07         5.30427502%
       Spread Account Recourse Reduction Amount                                             $9,000,000.00         1.69572497%
                                                                                         -----------------   ----------------

       Ending Balance                                                                      $37,152,251.07         7.00000000%
                                                                                         =================   ================

       Specified Balance pursuant to Section 3.03 of the
            Spread Account Agreement among Olympic Financial Ltd.,
            Olympic Receivables Finance Corp., Financial Security
            Assurance Inc. and Norwest Bank Minnesota, National Association                $37,152,251.07         7.00000000%
                                                                                         =================    ===============


  X.   Trigger Events
       Cumulative Loss and Default Triggers as of March 3, 1997

                                                 Loss                 Default          Loss Event       Default Event
          Month                              Performance            Performance        of Default         of Default
       -----------------------------------------------------------------------------------------------------------------
             3                                  1.26%                   2.59%            1.94%               3.77%
             6                                  2.30%                   4.90%            3.54%               7.15%
             9                                  3.18%                   7.03%            4.88%              10.20%
            12                                  3.91%                   8.88%            5.84%              12.75%
            15                                  4.57%                  10.49%            6.38%              14.08%
            18                                  5.25%                  12.17%            7.04%              15.80%
            21                                  5.87%                  13.64%            7.69%              17.33%
            24                                  6.30%                  14.85%            8.01%              18.48%
            27                                  6.56%                  15.64%            8.25%              19.48%
            30                                  6.79%                  16.29%            8.49%              20.31%
            33                                  6.97%                  16.83%            8.65%              20.97%
            36                                  7.13%                  17.26%            8.81%              21.45%
            39                                  7.23%                  17.55%            8.94%              21.89%
            42                                  7.31%                  17.74%            9.06%              22.14%
            45                                  7.39%                  17.92%            9.19%              22.39%
            48                                  7.45%                  18.05%            9.25%              22.58%
            51                                  7.49%                  18.15%            9.31%              22.71%
            54                                  7.53%                  18.23%            9.37%              22.80%
            57                                  7.57%                  18.29%            9.43%              22.85%
            60                                  7.59%                  18.34%            9.46%              22.92%
            63                                  7.61%                  18.36%            9.48%              22.94%
            66                                  7.62%                  18.38%            9.51%              22.96%
            69                                  7.64%                  18.39%            9.53%              22.99%
            72                                  7.65%                  18.41%            9.56%              23.02%
       -----------------------------------------------------------------------------------------------------------------



       Average Delinquency Ratio equal to or greater than 7.33%                              Yes________         No____X____

       Cumulative Default Rate (see above table)                                             Yes________         No____X____

       Cumulative Net Loss Rate (see above table)                                            Yes________         No____X____

       Trigger Event that occurred as of a prior Determination Date
          is Deemed Cured as of current Determination Date                                   Yes________         No____X____

 XI.   Insurance Agreement Events of Default

       To the knowledge of the Servicer, an Insurance Agreement
          Event of Default has occurred                                                      Yes________         No____X____

       To the knowledge of the Servicer, a Capture Event has occurred and be continuing      Yes________         No____X____

       To the knowledge of the Servicer, a prior Capture Event has been cured by
          a permanent waiver                                                                 Yes________         No____X____





         IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                    ARCADIA FINANCIAL LTD.

                                    By:
                                           -------------------------------------
                                    Name:  Scott R. Fjellman
                                           -------------------------------------
                                    Title:  Vice President / Securitization
                                           -------------------------------------


                                Page 3 (1997-A)